UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2021 (May 10, 2021)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11011 Sunset Hills Road, Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 10, 2021, General Dynamics Corporation (the “Corporation”) completed the sale of an aggregate of $1,500,000,000 principal amount of notes as follows:

•	$500,000,000 aggregate principal amount of 1.150% Notes due 2026,

•	$500,000,000 aggregate principal amount of 2.250% Notes due 2031, and

•	$500,000,000 aggregate principal amount of 2.850% Notes due 2041.

The notes were sold pursuant to an Underwriting Agreement, dated as of May 3, 2021, among the Corporation, the Guarantors named therein, and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

The notes were issued pursuant to the Third Supplemental Indenture, dated as of May 10, 2021, under the Indenture, dated as of March 22, 2018, among the Corporation, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

The offering of the notes was registered pursuant to the Corporation’s Registration Statement on Form S-3ASR (Registration No. 333-255513), which was previously filed with the Securities and Exchange Commission on April 26, 2021.

Copies of the Underwriting Agreement and the Third Supplemental Indenture are filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated May 3, 2021, among General Dynamics Corporation, the Guarantors named therein and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture, dated as of May 10, 2021, among General Dynamics Corporation, the Guarantors named therein and The Bank of New York Mellon, as Trustee (includes forms of 1.150% Notes due 2026, 2.250% Notes due 2031 and 2.850% Notes due 2041).

5.1	Opinion of Jenner & Block LLP.

23.1	Consent of Jenner & Block LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ William A. Moss
William A. Moss Vice President and Controller (Authorized Officer and Chief Accounting Officer)
Dated: May 10, 2021